First Interstate BancSystem, Inc. Agrees to Acquire
Flathead Bank of Bigfork, Montana
COMPANY RELEASE - April 6, 2016
(BILLINGS, Mont. & BIGFORK, Mont.) First Interstate BancSystem, Inc. (NASDAQ: FIBK)(“First Interstate”), parent company of First Interstate Bank, and Flathead Bank of Bigfork (“Flathead Bank”), wholly owned by Flathead Holding Company of Bigfork (“Flathead Holding Company”), announced today that First Interstate Bank has signed a definitive agreement to acquire Flathead Bank. Flathead Bank has total assets of $231.6 million and currently operates seven branches throughout western and northwestern Montana.
“Flathead Bank is a locally-owned banking organization that shares our corporate values and emphasis on community banking and community reinvestment,” said First Interstate President and CEO, Kevin Riley. “Bringing our two companies together gives us the opportunity to expand our state-wide market in Montana and provides us with a solid presence in the Gallatin and Flathead markets. We’re confident this acquisition will create long-term value for both companies, our customers, our employees, our communities and our shareholders.”
Flathead Bank Chairman Larry Jochim commented, “Flathead Bank is very appreciative of the community support it has received over the past 45 years in Bigfork, Lakeside, Kalispell, Cut Bank, Belgrade and Ennis. Now, we are looking forward to becoming part of the First Interstate family.” Mr. Jochim further stated, “First Interstate is a respected company with deep roots in Montana and is known for its progressive posture and philanthropic support of the communities it serves. We are confident the merger of our bank with First Interstate will provide our customers with many new benefits including new banking products, increased lending limits and convenient statewide access to banking services. In addition, our customers will be able to continue their banking relationships with staff they’ve come to know and trust at Flathead Bank.”
Subject to the terms and conditions of the definitive agreement, consideration for the acquisition will be approximately $34.2 million in cash. First Interstate expects the transaction to be immediately accretive to earnings per share. Upon closing of the transaction, which is expected to take place during the third quarter of 2016, the Flathead Bank locations will become branches of First Interstate Bank. First Interstate’s Board of Directors unanimously approved the acquisition. Flathead Bank of Bigfork and Flathead Holding Company of Bigfork’s Board of Directors unanimously approved the acquisition.
First Interstate Bank was advised in the transaction by Sandler O’Neill & Partners, L.P. as financial advisor, and Luse Gorman, PC as legal counsel. Flathead Bank was advised in the transaction by D.A. Davidson & Co. as financial advisor, and Lindquist & Vennum LLP as legal counsel.
About First Interstate BancSystem, Inc. and First Interstate Bank
First Interstate BancSystem, Inc. is a financial services holding company, headquartered in Billings, Montana, with $8.7 billion in assets as of December 31, 2015. It is the parent company of First Interstate Bank, a community bank operating banking offices, including online and mobile banking services, throughout Montana, Wyoming, and South Dakota. As a recognized leader in community banking services with 28 consecutive years of profitability, First Interstate is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.
About Flathead Holding Company of Bigfork and Flathead Bank of Bigfork
Flathead Holding Company of Bigfork is the parent company of Flathead Bank of Bigfork. Flathead Bank of Bigfork is a community banking organization, headquartered in Bigfork, Montana, with $231.6 million in assets as of December 31, 2015. Flathead Bank was founded by a group of local businessmen in 1971 to provide the residents of the east shore of Flathead Lake a hometown bank. Today, Flathead Bank operates seven banking offices: three locations in the communities of Bigfork, Kalispell and Lakeside, operating under the name Flathead Bank; three locations in the communities of Belgrade and Ennis, operating under the name Valley Bank; and one location in the community of Cut Bank, operating under the name Bank of Glacier County.

Cautionary Note Regarding Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving First Interstate and Flathead Holding Company, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Interstate Bank and Flathead Bank operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and Flathead Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.
These factors are not necessarily all of the factors that could cause First Interstate’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm First Interstate’s or the combined company’s results.
All forward-looking statements attributable to First Interstate’s or the combined company’s or persons acting on First Interstate’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate updates one or more forward-looking statements, no inference should be drawn that First Interstate will make additional updates with respect to those or other forward-looking statements.

FIRST INTERSTATE BANCSYSTEM, INC. CONTACTS:
INVESTOR RELATIONS:
Marcy Mutch, Chief Financial Officer
406-255-5322
Investor.relations@fib.com
or
MEDIA:
Cynthia Lyle, Senior Vice President, Marketing Director
406-255-5337
cynthia.lyle@fib.com
or
FLATHEAD BANK OF BIGFORK CONTACT:
John Hanson
406-837-1606
jhanson@flatheadbank.com